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                                                                   EXHIBIT 10.40


                               SUBSIDIARY GUARANTY


                  SUBSIDIARY GUARANTY (this "Subsidiary Guaranty") dated as of July 10, 1997 made by West Tennessee, Inc., Lake Forest Healthcare Center, Inc., Statesboro HealthCare, Inc., Lake Health Care Center, Inc., Roberta Health Care Center, Inc., Gardendale Health Care Center, Inc., Southside Health Care Center, Inc., Gainesville Health Care Center, Inc., Charlton City Healthcare, Inc., Jeff Davis Healthcare, Inc., Seaside Retirement, Inc., Mid-Florida, Inc., Bibb Health & Rehabilitation, Inc., Brent-Lox Hall Nursing Home, Inc., Libbie Rehabilitation Center, Inc., Phoenix Associates, Inc., Summer's Landing, Inc., Riveria Retirement, Inc., Pine Manor Healthcare, Inc., Suncoast Retirement, Inc., Atrium of Jacksonville and The Atrium Nursing Home, Inc. (each, a "Subsidiary Guarantor," and collectively, the "Subsidiary Guarantors") in favor of Sun Healthcare Group, Inc., a Delaware corporation (the "Lender").

                  PRELIMINARY STATEMENTS:

                  WHEREAS, the Lender has agreed to make a loan to Retirement Care Associates, Inc., a Colorado corporation ("RCA"), in the principal amount of $9,750,000 (the "Original Loan") pursuant to the terms and conditions of that certain Promissory Note made by RCA (as Maker) to the Lender (as Payee) dated of January 10, 1997 (the "Original Note");

                  WHEREAS, RCA and the Lender have agreed to amend and restate the Original Note pursuant to the terms and conditions of that certain Amended and Restated Promissory Note made by RCA, Retirement Management Corporation, a Georgia corporation ("RMC"), and Capitol Care Management Company, Inc., a Georgia corporation ("CCMC") (hereinafter, whether one or more, referred to as the "Borrower"), (as Maker) to the Lender (as Payee) dated of even date herewith (the "Restated Note"); and

                  WHEREAS, each Subsidiary Guarantor is a direct or indirect wholly owned subsidiary of RCA, and thus each Subsidiary Guarantor will derive substantial direct and indirect benefit from the transactions contemplated by the Restated Note; and

                  WHEREAS, as a condition to the amendment and restatement of the Original Note pursuant to the Restated Note, each Subsidiary Guarantor has agreed to execute and deliver this Subsidiary Guaranty.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to amend and restate the Original Note pursuant to the Restated Note, each Subsidiary Guarantor hereby agrees as follows:

                  SECTION 1. Guaranty. Each Subsidiary Guarantor hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the

                                       1.


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Restated Note, whether for principal, interest, fees, expenses or otherwise
(such obligations being the "Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Lender in enforcing any rights under this Subsidiary Guaranty. Without limiting the generality of the foregoing, each Subsidiary Guarantor's liability shall extend to all amounts which constitute part of the Obligations and would be owed by the Borrower under the Restated Note but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower.

                  SECTION 2. Guaranty Absolute. Each Subsidiary Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Restated Note, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The obligations of each Subsidiary Guarantor under this Subsidiary Guaranty are absolute, unconditional and independent of the Obligations, and a separate action or actions may be brought and prosecuted against each Subsidiary Guarantor to enforce this Subsidiary Guaranty, irrespective of whether any action is brought against the Borrower or any other Subsidiary Guarantor or whether the Borrower or any other Subsidiary Guarantor is joined in any such action or actions. The liability of each Subsidiary Guarantor under this Subsidiary Guaranty shall be absolute and unconditional irrespective of:

                  (i) any lack of validity or enforceability of the Restated Note, that certain Amended and Restated Pledge Agreement dated as of even date herewith executed by RCA to the Lender (the "Pledge Agreement"), those certain Pledge Agreements dated as of even date herewith executed by each of RMC and CCMC to the Lender (collectively, the "Additional Pledge Agreements"), or that certain Subsidiary Pledge Agreement dated as of even date herewith executed by each of the Subsidiary Guarantors to the Lender (the "Subsidiary Pledge Agreement" and, together with the Restated Pledge Agreement and the Additional Pledge Agreements, the "Pledge Agreements," which Pledge Agreements, together with the Restated Note, and any and all modifications, amendments or substitutions thereto being referred to herein as the "Loan Documents");

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to departure from the Restated Note, the Pledge Agreements or Loan Documents, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrower or any of its affiliates or otherwise;

                  (iii) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations;

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                  (iv)  any manner of application of collateral, or proceeds thereof, to all or any of the Obligations, or any manner of sale or other disposition of any collateral for all or any of the Obligations or any other assets of the Borrower or any of its affiliates;

                  (v) any change, restructuring or termination of the corporate structure or existence of the Borrower or any of its affiliates; or

                  (vi) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or any other guarantor or Subsidiary Guarantor.

This Subsidiary Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

                  SECTION 3. Waivers. Each Subsidiary Guarantor hereby waives (and consents in advance to the taking, or the failure to take, any action specified below), to the fullest extent permitted by applicable law:

                  (i) any requirement that the Lender secure or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other person (including any other guarantor or Subsidiary Guarantor) or any collateral;

                  (ii) any defense arising by reason of any claim or defense based upon an election of remedies by the Lender (including, without limitation, an election to non-judicially foreclose on any collateral) which in any manner impairs, reduces, releases or otherwise adversely affects such Subsidiary Guarantor's subrogation, reimbursement or contribution rights or other rights to proceed against the Borrower, any other guarantor or Subsidiary Guarantor or any other person or any collateral;

                  (iii) any defense arising by reason of the failure of any other person (including any Subsidiary Guarantor) to execute this Subsidiary Guaranty or any other guaranty or agreement;

                  (iv) any defense arising by reason of the failure of any person (including any Subsidiary Guarantor) to execute properly any Loan Document or otherwise comply with applicable legal formalities;

                  (v) any defense in the context of nonjudicial foreclosure under any provision of the law of any jurisdiction, and all other suretyship and other similar defenses such Subsidiary Guarantor would otherwise have under the laws of any jurisdiction;

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                  (vi)   any duty on the part of the Lender to disclose to such
         Subsidiary Guarantor any matter, fact or thing relating to the business, operation or condition of the Borrower or any of its affiliates and their respective assets now known or hereafter known by the Lender;

                  (vii) all benefits of any statute of limitations affecting such Subsidiary Guarantor's liability under this Subsidiary Guaranty or affecting the enforcement of this Subsidiary Guaranty or any of the Obligations or realization on any collateral for the Obligations;

                  (viii) all setoffs and counterclaims;

                  (ix) promptness, diligence, presentment, demand for performance and protest;

                  (x) notice of non-performance, default, acceleration, protest or dishonor;

                  (xi) except for any notice otherwise required by applicable laws that may not be effectively waived by such Subsidiary Guarantor (all of which are hereby waived to the fullest extent permitted by law), notice of sale or other disposition of any collateral for the Obligations; and

                  (xii) notice of acceptance of this Subsidiary Guaranty and of the existence, creation or incurring of new or additional Obligations.

                  SECTION 4. Waiver of Subrogation. Each Subsidiary Guarantor hereby irrevocably waives any claim or other rights that such Subsidiary Guarantor may now or hereafter acquire against the Borrower or any other guarantor or Subsidiary Guarantor that arise from the existence, payment, performance or enforcement of such Subsidiary Guarantor's obligations under this Subsidiary Guaranty or any of the Loan Documents, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification by or from the Borrower or any other guarantor or Subsidiary Guarantor and any right to participate in any claim or remedy of the Lender against the Borrower or any other guarantor or Subsidiary Guarantor or any collateral for the Obligations, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other guarantor or Subsidiary Guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. If any amount shall be paid to such Subsidiary Guarantor in violation of the preceding sentence at any time prior to the indefeasible payment in full in cash of the Obligations and all other amounts payable under this Subsidiary Guaranty, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied to the Obligations and all other amounts payable under this Subsidiary Guaranty, whether matured or unmatured, or to be held as collateral for any Obligations or other amounts payable under this Subsidiary Guaranty thereafter arising. Each Subsidiary Guarantor acknowledges that it will receive direct and indirect benefits from

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the transactions provided for in the Restated Note, and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits.

                  SECTION 5. Taxes. Each Subsidiary Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, registration, filing, recording or enforcement of, or otherwise with respect to, this Subsidiary Guaranty.

                  SECTION 6. Representations and Warranties. Each Subsidiary Guarantor hereby represents and warrants as follows:

                  (i) This Subsidiary Guaranty is executed at the request of the Borrower and no oral promises, assurances, representations or warranties have been made by or on behalf of the Lender to induce such Subsidiary Guarantor to execute and deliver this Subsidiary Guaranty.

                  (ii) This Subsidiary Guaranty is the legal, valid and binding obligation of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                  (iii) Such Subsidiary Guarantor has established adequate means of obtaining from the Borrower on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of the Borrower.

                  (iv) Such Subsidiary Guarantor has received and approved copies of the Restated Note and the Pledge Agreements.

                  (v) Such Subsidiary Guarantor is, and after the due execution and delivery of this Subsidiary Guaranty and giving effect to the transactions contemplated by the Restated Note will be, solvent.

                  SECTION 7. Amendments, Etc. No amendment or waiver of any provision of this Subsidiary Guaranty, and no consent to any departure by any Subsidiary Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 8. Addresses for Notices. All notices, demands and requests hereunder shall be in writing, shall be delivered personally against receipt, or sent by recognized overnight courier service, or mailed by registered or certified mail, return receipt requested, postage prepaid, and if by telecopy, shall be followed forthwith by letter. Any such notice,

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demand, or request shall be deemed given when sent. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

                  If to the Lender:

                           Sun Healthcare Group, Inc.
                           101 Sun Lane
                           Albuquerque, New Mexico  87019
                           Attn: General Counsel


                  If to any Subsidiary Guarantor, care of such Subsidiary Guarantor at:

                           Retirement Care Associates
                           6000 Lake Forrest Drive
                           Suite 200
                           Atlanta, Georgia  30328
                           Attn: President

                  Any party hereto may change the address to which notices shall be directed under this Section by giving written notice of such change to the other party.

                  SECTION 9. No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or under the Restated Note.

                  SECTION 10. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default (as defined in the Restated Note) the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all cash or other property at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of any Subsidiary Guarantor against any and all of the Obligations, whether or not the Lender shall have made any demand under this Subsidiary Guaranty. The Lender agrees promptly to notify any such Subsidiary Guarantor after any such setoff and application made by the Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Lender under this Section 10 are in addition to other rights and remedies (including, without limitation, other rights of setoff) which the Lender may have.

                  SECTION 11. Continuing Guaranty. This Subsidiary Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the indefeasible payment in full in cash of the Obligations and all other amounts payable under the Restated Note, the Pledge Agreements and this Subsidiary Guaranty, (ii) be binding upon each Subsidiary Guarantor, its

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successors and assigns and (iii) inure to the benefit of, and be enforceable by the Lender and its successors, transferees and assigns.

                  SECTION 12. Severability. The provisions of this Subsidiary Guaranty are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Subsidiary Guaranty in any jurisdiction.

                  SECTION 13. GOVERNING LAW. THIS SUBSIDIARY GUARANTY SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, EXCEPT THAT NO DOCTRINE OF CHOICE OF LAW SHALL BE USED TO APPLY THE LAWS OF ANY OTHER STATE OR JURISDICTION. EACH SUBSIDIARY GUARANTOR AGREES THAT, IN ADDITION TO ANY OTHER COURTS THAT MAY HAVE JURISDICTION UNDER APPLICABLE LAWS OR RULES, ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS SUBSIDIARY GUARANTY OR ANY LOAN DOCUMENT MAY BE COMMENCED IN ANY STATE OR FEDERAL COURT SITTING IN NEW YORK, NEW YORK, AND EACH SUBSIDIARY GUARANTOR CONSENTS AND SUBMITS IN ADVANCE TO SUCH JURISDICTION AND AGREES THAT VENUE WILL BE PROPER IN SUCH COURTS OR ANY SUCH MATTER. SHOULD ANY SUBSIDIARY GUARANTOR FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY (30) DAYS AFTER THE MAILING OR OTHER SERVICE THEREOF, SUCH SUBSIDIARY GUARANTOR SHALL BE DEEMED IN DEFAULT AND AN ORDER OR JUDGMENT MAY BE ENTERED AGAINST SUCH SUBSIDIARY GUARANTOR AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM, OR THE TAKING OF ANY ACTION UNDER THIS SUBSIDIARY GUARANTY OR THE ANY LOAN DOCUMENT TO ENFORCE THE SAME, IN ANY APPROPRIATE JURISDICTION.

                  SECTION 14. WAIVER OF JURY TRIAL. EACH SUBSIDIARY GUARANTOR HEREBY WAIVES TRIAL BY JURY, RIGHTS OF SETOFF, AND ANY RIGHT TO PUNITIVE DAMAGES OR CONSEQUENTIAL, SPECIAL OR INCIDENTAL DAMAGES IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS SUBSIDIARY GUARANTY, ANY LOAN DOCUMENT, THE OBLIGATIONS OF SUCH SUBSIDIARY GUARANTOR OR ANY COLLATERAL FOR SUCH OBLIGATIONS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN SUCH SUBSIDIARY

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GUARANTOR AND THE LENDER. SUCH SUBSIDIARY GUARANTOR CONFIRMS THAT THE FOREGOING
WAIVERS ARE INFORMED AND FREELY MADE.

                  SECTION 15. Each Subsidiary Guarantor acknowledges and agrees that this Subsidiary Guaranty and the other Loan Documents shall be treated as "Proprietary Information" under the Confidentiality Agreement, dated December 23, 1996, between Lender and RCA, and each Subsidiary Guarantor agrees to so treat this Subsidiary Guaranty and the Loan Documents to be bound thereby.

                  IN WITNESS WHEREOF, the Subsidiary Guarantors have duly executed and delivered this Subsidiary Guaranty as of the date first above written.



                                    -----------------------------------
                                    West Tennessee, Inc.


                                    -----------------------------------
                                    Lake Forest Healthcare Center, Inc.


                                    -----------------------------------
                                    Statesboro HealthCare, Inc.


                                    -----------------------------------
                                    Lake Health Care Center, Inc.


                                    -----------------------------------
                                    Roberta Health Care Center, Inc.



                                       8.

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                                    -----------------------------------
                                    Gardendale Health Care Center, Inc.


                                    -----------------------------------
                                    Southside Health Care Center, Inc.


                                    -----------------------------------
                                    Gainesville Health Care Center,
                                    Inc.


                                    -----------------------------------
                                    Charlton City Healthcare, Inc.


                                    -----------------------------------
                                    Jeff Davis Healthcare, Inc.


                                    -----------------------------------
                                    Seaside Retirement, Inc.


                                    -----------------------------------
                                    Mid-Florida, Inc.


                                    -----------------------------------
                                    Bibb Health & Rehabilitation, Inc.


                                    -----------------------------------
                                    Brent-Lox Hall Nursing Home, Inc.


                                    -----------------------------------
                                    Libbie Rehabilitation Center, Inc.


                                    -----------------------------------
                                    Phoenix Associates, Inc.

                                       9.

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                                    -----------------------------------
                                    Summer's Landing, Inc.


                                    -----------------------------------
                                    Riveria Retirement, Inc.


                                    -----------------------------------
                                    Pine Manor Healthcare, Inc.


                                    -----------------------------------
                                    Suncoast Retirement, Inc.


                                    -----------------------------------
                                    Atrium of Jacksonville


                                    -----------------------------------
                                    The Atrium Nursing Home, Inc.


                                       10.